EXHIBIT 99.1

      NEWS RELEASE

COMERICA REPORTS FOURTH QUARTER AND 2003 EARNINGS

DETROIT/January 15, 2004 — Comerica Incorporated (NYSE: CMA) today reported fourth quarter 2003 earnings of $158 million, or $0.89 per diluted share, compared to $206 million, or $1.18 per diluted share, for the fourth quarter 2002.

(dollar amounts in millions)	4th Qtr ’03	3rd Qtr ’03	4th Qtr ’02

Diluted EPS	$0.89	$0.89	$1.18
Net Interest Income	$457	$465	$533
Net Interest Margin	3.83%	3.70%	4.41%
Provision for Loan Losses	$77	$83	$115
Noninterest Income	$220	$221	$254
Noninterest Expenses	$379	$377	$373
Net Income	$158	$157	$206
Return on Equity	12.33%	12.55%	16.86%

Net income for 2003 was $661 million, or $3.75 per diluted share, compared to $601 million, or $3.40 per diluted share for 2002. Return on average common shareholders’ equity was 13.12 percent and return on average assets was 1.25 percent for 2003, compared to 12.31 percent and 1.18 percent, respectively, for 2002.

“The quarter ended as we expected, given the challenges our customers faced as a result of the economy,” said Ralph W. Babb Jr., chairman, president and chief executive officer. “I believe we are now seeing the turn in credit quality and the business recovery appears to be taking hold.”

Net Interest Income
Net interest income was $457 million for the fourth quarter 2003, compared to $465 million for the third quarter 2003 and $533 million for the fourth quarter 2002. Average earning assets of $47.5 billion for the fourth quarter 2003 decreased $2.4 billion from the third quarter 2003, or five percent, as a result of declines in both average total loans ($1.0 billion) and average short-term investments ($1.3 billion). Average deposits for the fourth quarter 2003 also declined $2.2 billion, or five percent, from the third quarter 2003, as the slowdown in mortgage financing activity resulted in anticipated declines in title and escrow deposits.

Net interest income decreased $8 million, or one percent, from the third quarter 2003, as a result of the lower levels of average earning assets in the fourth quarter. Net interest margin increased 13 basis points from the third quarter 2003, primarily the result of a reduction in lower yielding short-term investments.

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COMERICA REPORTS FOURTH QUARTER AND 2003 EARNINGS — 2

Noninterest Income
Noninterest income was $220 million for the fourth quarter 2003, compared to $221 million for the third quarter 2003 and $254 million for the fourth quarter 2002. Noninterest income decreased $1 million, or less than one percent, from the third quarter 2003. Net securities gains were approximately $4 million in both the third and fourth quarters of 2003, compared to $57 million for the fourth quarter of 2002.

Noninterest Expenses
Noninterest expenses were $379 million for the fourth quarter 2003, compared to $377 million for the third quarter 2003 and $373 million for the fourth quarter 2002. Noninterest expenses increased $2 million, or one percent, from the third quarter 2003.

Credit Quality

(dollars amounts in millions)	4th Qtr ’03	3rd Qtr ’03	4th Qtr ’02

Net Charge-offs	$76	$83	$82
Net Charge-offs/Average Total Loans	0.75%	0.79%	0.76%
Provision for Loan Losses	$77	$83	$115
Nonperforming Assets (NPAs)	$538	$627	$579
NPAs/Total Loans, Other Real Estate & Nonaccrual Debt Securities	1.33%	1.54%	1.37%
Allowance for Loan Losses	$803	$802	$791
Allowance for Loan Losses/Total Loans	1.99%	1.97%	1.87%
Allowance for Credit Losses on Lending-related Commitments*	$33	$29	$35

* Included in “Accrued expenses and other liabilities” on the consolidated balance sheets.

“The $7 million decrease in net charge-offs during the quarter included higher levels of recoveries, which indicate the benefits of an improving economy to our non-performing borrowers,” added Babb.

During the quarter, $114 million of loans greater than $2 million were transferred to nonaccrual status, a decrease of $97 million from the third quarter of 2003. Nonperforming assets were $538 million at December 31, 2003, a decrease of $89 million from September 30, 2003.

Balance Sheet and Capital Management
Total assets and common shareholders’ equity were $52.6 billion and $5.1 billion, respectively, at December 31, 2003, compared to $54.8 billion and $5.1 billion, respectively, at September 30, 2003. There were 175 million shares outstanding at December 31, 2003 and September 30, 2003. In the fourth quarter of 2003, approximately 500,000 shares were repurchased in the open market for $27 million. Comerica’s fourth quarter 2003 estimated tier 1 common, tier 1 and total risk-based capital ratios were 8.06 percent, 8.73 percent and 12.72 percent, respectively.

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COMERICA REPORTS FOURTH QUARTER AND 2003 EARNINGS — 3

Conference Call and Webcast
Comerica will host a conference call to review fourth quarter and full year 2003 financial results at 8 a.m. ET Thursday, January 15, 2004. Interested parties may access the conference call by calling (706) 679-5261 (event ID No. 4524313). The call and supplemental financial information can be accessed via a Webcast at www.comerica.com. A replay of the conference call will be available approximately two hours following the call through Thursday, February 12, 2004. The conference call replay can be accessed by calling (800) 642-1687 or (706) 645-9291 (event ID No. 4524313). A replay of the Webcast can also be accessed at www.comerica.com.

Comerica Incorporated is a financial services company headquartered in Detroit, strategically aligned into three major lines of business: the Business Bank, Small Business and Personal Financial Services, and Wealth and Institutional Management. Comerica focuses on relationships and helping businesses and people to be successful. To receive e-mail alerts of breaking Comerica news, go to www.comerica.com/newsalerts.

Forward-looking Statement
Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “believe,” “intend,” “estimate,” “project,” “may” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on management’s beliefs and assumptions based on information known to Comerica’s management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties, such as changes in Comerica’s plans, objectives, expectations and intentions and do not purport to speak as of any other date. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery, interest rate margin compression, management’s ability to maintain and expand customer relationships, changes in the accounting treatment of any particular item, the impact of regulatory examinations, changes in the businesses or industries in which Comerica has a concentration of loans, the anticipated performance of any new banking branches, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in general economic conditions and related credit and market conditions, and the impact of regulatory responses to any of the foregoing. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Media Contacts:	Investor Contacts:
Sharon R. McMurray	Helen L. Arsenault
(313) 222-4881	(313) 222-2840

Wayne J. Mielke	Judith M. Chavis
(313) 222-4732	(313) 222-6317

CONSOLIDATED FINANCIAL HIGHLIGHTS
Comerica Incorporated and Subsidiaries

	Three Months Ended			Years Ended

	December 31,	September 30,	December 31,	December 31,
(in millions, except per share data)	2003	2003	2002	2003	2002

PER SHARE AND COMMON STOCK DATA
Diluted net income	$0.89	$0.89	$1.18	$3.75	$3.40
Cash dividends declared	0.50	0.50	0.48	2.00	1.92
Common shareholders’ equity (at period end)	29.20	29.05	28.31
Average diluted shares (in thousands)	176,559	176,290	175,613	176,222	177,132

KEY RATIOS
Return on average common shareholders’ equity	12.33%	12.55%	16.86%	13.12%	12.31%
Return on average assets	1.22	1.16	1.57	1.25	1.18
Average common shareholders’ equity as a percentage of average assets	9.92	9.27	9.33	9.50	9.55
Tier 1 common capital ratio*	8.06	7.92	7.39
Tier 1 risk-based capital ratio*	8.73	8.58	8.05
Total risk-based capital ratio*	12.72	12.64	11.72
Leverage ratio*	10.13	9.54	9.29

AVERAGE BALANCES
Commercial loans	$23,556	$24,653	$25,805	$25,084	$25,460
Real estate construction loans	3,500	3,500	3,400	3,540	3,353
Commercial mortgage loans	7,727	7,617	7,126	7,521	6,786
Residential mortgage loans	867	823	773	831	758
Consumer loans	1,538	1,487	1,531	1,515	1,504
Lease financing	1,290	1,273	1,275	1,283	1,242
International loans	2,406	2,528	2,839	2,596	2,988

Total loans	$40,884	$41,881	$42,749	$42,370	$42,091
Earning assets	47,481	49,846	48,213	48,841	47,053
Total assets	51,385	53,921	52,530	52,980	51,130
Interest-bearing deposits	27,131	27,409	26,617	27,609	25,871
Total interest-bearing liabilities	32,237	33,029	32,912	33,233	33,596
Noninterest-bearing deposits	13,198	15,079	14,004	13,910	11,841
Common shareholders’ equity	5,100	5,000	4,900	5,033	4,884

NET INTEREST INCOME
Net interest income (fully taxable equivalent basis)	$458	$466	$534	$1,929	$2,136
Fully taxable equivalent adjustment	1	1	1	3	4
Net interest margin	3.83%	3.70%	4.41%	3.95%	4.55%

CREDIT QUALITY
Nonaccrual loans	$507	$598	$565
Other real estate	30	25	10
Nonaccrual debt securities	1	4	4
Total nonperforming assets	538	627	579
Loans 90 days past due and still accruing	32	56	43
Gross charge-offs	97	94	93	$408	$517
Recoveries	21	11	11	43	36
Net charge-offs	76	83	82	365	481

Allowance for loan losses as a percentage of total loans	1.99%	1.97%	1.87%
Net loans charged-off as a percentage of average total loans	0.75	0.79	0.76	0.86%	1.14%
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities	1.33	1.54	1.37
Allowance for loan losses as a percentage of total nonperforming assets	149	128	136

ADDITIONAL DATA
Goodwill	$247	$247	$247
Core deposit intangible	1	2	2
Other intangibles	1	1	1
Loan servicing rights	17	16	11
Deferred mutual fund distribution costs	12	14	19
Amortization of intangibles	1	—	1	$1	$4

* December 31, 2003 ratios are estimated.

CONSOLIDATED BALANCE SHEETS
Comerica Incorporated and Subsidiaries

	December 31,	September 30,	December 31,
(in millions, except share data)	2003	2003	2002

ASSETS
Cash and due from banks	$1,527	$1,955	$1,902
Short-term investments	4,013	4,805	2,446
Investment securities available-for-sale	4,489	5,086	3,053

Commercial loans	22,974	23,386	25,242
Real estate construction loans	3,397	3,496	3,457
Commercial mortgage loans	7,878	7,631	7,194
Residential mortgage loans	875	844	789
Consumer loans	1,568	1,511	1,538
Lease financing	1,301	1,289	1,296
International loans	2,309	2,478	2,765

Total loans	40,302	40,635	42,281
Less allowance for loan losses	(803)	(802)	(791)

Net loans	39,499	39,833	41,490
Premises and equipment	374	368	371
Customers’ liability on acceptances outstanding	27	22	33
Accrued income and other assets	2,663	2,726	4,006

Total assets	$52,592	$54,795	$53,301

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$14,104	$16,198	$16,335
Interest-bearing deposits	27,359	27,498	25,440

Total deposits	41,463	43,696	41,775
Short-term borrowings	262	296	540
Acceptances outstanding	27	22	33
Accrued expenses and other liabilities	929	870	790
Medium- and long-term debt	4,801	4,818	5,216

Total liabilities	47,482	49,702	48,354

Common stock — $5 par value:
Authorized - 325,000,000 shares
Issued - 178,735,252 shares at 12/31/03, 9/30/03 and 12/31/02	894	894	894
Capital surplus	384	378	363
Accumulated other comprehensive income	74	111	237
Retained earnings	3,973	3,909	3,684
Less cost of common stock in treasury - 3,735,163 shares at 12/31/03, 3,421,888 shares at 9/30/03 and 3,960,149 shares at 12/31/02	(215)	(199)	(231)

Total shareholders’ equity	5,110	5,093	4,947

Total liabilities and shareholders’ equity	$52,592	$54,795	$53,301

CONSOLIDATED STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

	Three Months Ended		Years Ended
	December 31,		December 31,

(in millions, except per share data)	2003	2002	2003	2002

INTEREST INCOME
Interest and fees on loans	$511	$620	$2,211	$2,524
Interest on investment securities	41	58	165	246
Interest on short-term investments	8	8	36	27

Total interest income	560	686	2,412	2,797
INTEREST EXPENSE
Interest on deposits	77	116	370	479
Interest on short-term borrowings	1	4	7	37
Interest on medium- and long-term debt	25	33	109	149

Total interest expense	103	153	486	665

Net interest income	457	533	1,926	2,132
Provision for loan losses	77	115	377	635

Net interest income after provision for loan losses	380	418	1,549	1,497
NONINTEREST INCOME
Service charges on deposit accounts	59	58	238	227
Fiduciary income	44	41	169	171
Commercial lending fees	17	19	63	69
Letter of credit fees	16	15	65	60
Foreign exchange income	6	8	35	40
Brokerage fees	10	9	34	38
Investment advisory revenue, net	8	6	30	27
Bank-owned life insurance	9	9	42	53
Equity in earnings of unconsolidated subsidiaries	1	1	6	8
Warrant income	3	—	4	5
Net securities gains/(losses)	4	57	50	41
Net gain on sales of businesses	—	—	—	12
Other noninterest income	43	31	151	149

Total noninterest income	220	254	887	900
NONINTEREST EXPENSES
Salaries and employee benefits	227	214	897	844
Net occupancy expense	32	30	128	122
Equipment expense	15	14	61	62
Outside processing fee expense	18	18	71	65
Software expense	9	7	37	33
Customer services	7	7	25	26
Goodwill impairment	—	—	—	86
Other noninterest expenses	71	83	264	277

Total noninterest expenses	379	373	1,483	1,515

Income before income taxes	221	299	953	882
Provision for income taxes	63	93	292	281

NET INCOME	$158	$206	$661	$601

Net income applicable to common stock	$158	$206	$661	$601

Basic net income per common share	$0.90	$1.18	$3.78	$3.43
Diluted net income per common share	0.89	1.18	3.75	3.40
Cash dividends declared on common stock	88	83	350	335
Dividends per common share	0.50	0.48	2.00	1.92

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

	Fourth	Third	Second	First	Fourth	Fourth Quarter 2003 Compared To:
	Quarter	Quarter	Quarter	Quarter	Quarter	Third Quarter 2003		Fourth Quarter 2002
(in millions, except per share data)	2003	2003	2003	2003	2002	Amount	Percent	Amount	Percent

INTEREST INCOME
Interest and fees on loans	$511	$530	$577	$593	$620	$(19)	(3.6)%	$(109)	(17.6)%
Interest on investment securities	41	37	40	47	58	4	14.7	(17)	(28.3)
Interest on short-term investments	8	12	10	6	8	(4)	(33.8)	—	(0.6)

Total interest income	560	579	627	646	686	(19)	(3.1)	(126)	(18.3)
INTEREST EXPENSE
Interest on deposits	77	86	103	104	116	(9)	(9.3)	(39)	(33.3)
Interest on short-term borrowings	1	1	2	3	4	—	(30.5)	(3)	(78.9)
Interest on medium- and long-term debt	25	27	29	28	33	(2)	(9.2)	(8)	(24.6)

Total interest expense	103	114	134	135	153	(11)	(9.5)	(50)	(32.6)

Net interest income	457	465	493	511	533	(8)	(1.4)	(76)	(14.2)
Provision for loan losses	77	83	111	106	115	(6)	(7.2)	(38)	(33.0)

Net interest income after provision for loan losses	380	382	382	405	418	(2)	(0.2)	(38)	(9.0)
NONINTEREST INCOME
Service charges on deposit accounts	59	60	58	61	58	(1)	(1.3)	1	0.5
Fiduciary income	44	42	42	41	41	2	2.7	3	7.5
Commercial lending fees	17	16	15	15	19	1	4.9	(2)	(11.9)
Letter of credit fees	16	17	16	16	15	(1)	(5.0)	1	5.8
Foreign exchange income	6	10	9	10	8	(4)	(38.0)	(2)	(21.8)
Brokerage fees	10	8	8	8	9	2	12.2	1	6.2
Investment advisory revenue, net	8	8	7	7	6	—	5.1	2	26.4
Bank-owned life insurance	9	12	12	9	9	(3)	(20.5)	—	(7.9)
Equity in earnings of unconsolidated subsidiaries	1	2	1	2	1	(1)	(52.3)	—	51.5
Warrant income	3	1	—	—	—	2	N/M	3	N/M
Net securities gains/(losses)	4	4	29	13	57	—	(10.2)	(53)	(92.8)
Other noninterest income	43	41	29	38	31	2	8.3	12	47.2

Total noninterest income	220	221	226	220	254	(1)	(0.2)	(34)	(13.3)
NONINTEREST EXPENSES
Salaries and employee benefits	227	229	219	222	214	(2)	(0.7)	13	6.4
Net occupancy expense	32	34	30	32	30	(2)	(5.1)	2	4.3
Equipment expense	15	16	14	16	14	(1)	(9.4)	1	(1.5)
Outside processing fee expense	18	18	18	17	18	—	(2.5)	—	(0.5)
Software expense	9	10	9	9	7	(1)	(0.2)	2	32.3
Customer services	7	6	5	7	7	1	24.4	—	5.5
Other noninterest expenses	71	64	65	64	83	7	11.4	(12)	(13.4)

Total noninterest expenses	379	377	360	367	373	2	0.9	6	1.8

Income before income taxes	221	226	248	258	299	(5)	(2.1)	(78)	(26.1)
Provision for income taxes	63	69	78	82	93	(6)	(7.4)	(30)	(31.2)

NET INCOME	$158	$157	$170	$176	$206	$1	0.2%	$(48)	(23.9)%

Net income applicable to common stock	$158	$157	$170	$176	$206	$1	0.2%	$(48)	(23.9)%

Basic net income per common share	$0.90	$0.90	$0.98	$1.01	$1.18	$—	—%	$(0.28)	(23.7)%
Diluted net income per common share	0.89	0.89	0.97	1.00	1.18	—	—	(0.29)	(24.6)
Cash dividends declared on common stock	88	88	87	87	83	—	0.5	5	5.0
Dividends per common share	0.50	0.50	0.50	0.50	0.48	—	—	0.02	4.2

N/M — Not meaningful

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
Comerica Incorporated and Subsidiaries

	2003				2002

(in millions)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

Balance at beginning of period	$802	$802	$801	$791	$758
Loans charged-off:
Commercial	75	71	87	72	66
Real estate construction:
Real estate construction business line	1	—	—	—	—
Other	—	—	—	1	1

Total real estate construction	1	—	—	1	1
Commercial mortgage:
Commercial real estate business line	—	—	4	—	6
Other	6	4	3	5	3

Total commercial mortgage	6	4	7	5	9
Consumer	2	2	2	2	3
Lease financing	—	—	4	—	—
International	13	17	17	20	14

Total loans charged-off	97	94	117	100	93
Recoveries on loans previously charged-off:
Commercial	16	5	6	2	9
Real estate construction	—	—	—	—	—
Commercial mortgage	—	1	—	—	1
Consumer	—	1	—	1	—
Lease financing	—	—	—	—	1
International	5	4	1	1	—

Total recoveries	21	11	7	4	11

Net loans charged-off	76	83	110	96	82
Provision for loan losses	77	83	111	106	115

Balance at end of period	$803	$802	$802	$801	$791

Allowance for loan losses as a percentage of total loans	1.99%	1.97%	1.89%	1.88%	1.87%
Net loans charged-off as a percentage of average total loans	0.75	0.79	1.02	0.88	0.76

Allowance for credit losses on lending-related commitments*	$33	$29	$33	$34	$35

* Included in “Accrued expenses and other liabilities” on the consolidated balance sheets.

NONPERFORMING ASSETS
Comerica Incorporated and Subsidiaries

	2003				2002

(in millions)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

SUMMARY OF NONPERFORMING ASSETS AND PAST DUE LOANS
Nonaccrual loans:
Commercial	$300	$388	$346	$400	$372
Real estate construction:
Real estate construction business line	21	28	37	38	17
Other	3	4	3	1	2

Total real estate construction	24	32	40	39	19
Commercial mortgage:
Commercial real estate business line	3	3	3	8	8
Other	84	65	52	49	45

Total commercial mortgage	87	68	55	57	53
Residential mortgage	1	—	—	—	—
Consumer	3	3	2	2	2
Lease financing	24	25	26	35	5
International	68	82	90	91	114

Total nonaccrual loans	507	598	559	624	565
Reduced-rate loans	—	—	—	—	—

Total nonperforming loans	507	598	559	624	565
Other real estate	30	25	18	13	10
Nonaccrual debt securities	1	4	4	4	4

Total nonperforming assets	$538	$627	$581	$641	$579

Nonperforming loans as a percentage of total loans	1.26%	1.47%	1.32%	1.47%	1.34%
Nonperforming assets as a percentage of total loans,
other real estate and nonaccrual debt securities	1.33	1.54	1.37	1.51	1.37
Allowance for loan losses as a percentage
of total nonperforming assets	149	128	138	125	136
Loans past due 90 days or more and still accruing	$32	$56	$42	$50	$43

ANALYSIS OF NONACCRUAL LOANS
Nonaccrual loans at beginning of period	$598	$559	$624	$565	$620
Loans transferred to nonaccrual (1)	114	211	148	187	185
Nonaccrual business loan gross charge-offs (2)	(94)	(92)	(115)	(98)	(90)
Loans transferred to accrual status (1)	—	—	(6)	(9)	(4)
Nonaccrual business loans sold (3)	(48)	(37)	(56)	(3)	(115)
Payments/Other (4)	(63)	(43)	(36)	(18)	(31)

Nonaccrual loans at end of period	$507	$598	$559	$624	$565

(1)	Based on an analysis of nonaccrual loans with book balances greater than $2 million.
(2) Analysis of gross loan charge-offs:
Nonaccrual business loans	$94	$92	$115	$98	$90
Performing business loans	1	—	—	—	—
Consumer loans	2	2	2	2	3

Total gross loan charge-offs	$97	$94	$117	$100	$93

(3) Analysis of loans sold:
Nonaccrual business loans	$48	$37	$56	$3	$115
Performing business loans	15	—	—	—	—

Total loans sold	$63	$37	$56	$3	$115

(4)	Net change related to nonaccrual loans with balances less than $2 million, other than business loan charge-offs and loans sold, are included in Payments/Other.

ANALYSIS OF NET INTEREST INCOME (FTE)
Comerica Incorporated and Subsidiaries

	Three Months Ended

	December 31, 2003			September 30, 2003			December 31, 2002

	Average		Average	Average		Average	Average		Average
(dollar amounts in millions)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

Commercial loans	$23,556	$242	4.08%	$24,653	$251	4.04%	$25,805	$294	4.52%
Real estate construction loans	3,500	44	5.00	3,500	44	4.94	3,400	47	5.49
Commercial mortgage loans	7,727	100	5.11	7,617	101	5.23	7,126	105	5.84
Residential mortgage loans	867	13	6.16	823	13	6.30	773	13	6.96
Consumer loans	1,538	17	4.48	1,487	20	5.49	1,531	24	6.26
Lease financing	1,290	15	4.58	1,273	15	4.63	1,275	17	5.18
International loans	2,406	26	4.36	2,528	25	3.95	2,839	32	4.44
Business loan swap income	—	54	—	—	62	—	—	89	—

Total loans	40,884	511	4.97	41,881	531	5.03	42,749	621	5.76
Investment securities available-for-sale (1)	4,792	42	3.47	4,817	37	3.00	4,425	58	5.37
Short-term investments	1,805	8	1.72	3,148	12	1.49	1,039	8	3.00

Total earning assets	47,481	561	4.69	49,846	580	4.61	48,213	687	5.67
Cash and due from banks	1,703			1,872			1,977
Allowance for loan losses	(832)			(831)			(811)
Accrued income and other assets	3,033			3,034			3,151

Total assets	$51,385			$53,921			$52,530

Money market and NOW deposits	$17,991	44	0.98	$17,665	49	1.09	$15,178	58	1.51
Savings deposits	1,592	2	0.42	1,566	2	0.43	1,556	3	0.88
Certificates of deposit	6,991	28	1.58	7,607	31	1.63	9,167	49	2.11
Foreign office time deposits	557	4	2.62	571	4	2.81	716	6	3.31

Total interest-bearing deposits	27,131	78	1.13	27,409	86	1.24	26,617	116	1.73
Short-term borrowings	334	1	0.98	447	1	1.06	1,020	4	1.53
Medium- and long-term debt	4,772	24	2.04	5,173	27	2.07	5,275	33	2.45

Total interest-bearing sources	32,237	103	1.27	33,029	114	1.37	32,912	153	1.84
Noninterest-bearing deposits	13,198			15,079			14,004
Accrued expenses and other liabilities	850			813			714
Common shareholders’ equity	5,100			5,000			4,900

Total liabilities and shareholders’ equity	$51,385			$53,921			$52,530

Net interest income/rate spread (FTE)		$458	3.42		$466	3.24		$534	3.83

FTE adjustment		$1			$1			$1

Impact of net noninterest-bearing sources of funds			0.41			0.46			0.58

Net interest margin (as a percentage of average earning assets) (FTE)			3.83%			3.70%			4.41%

(1)	The average rate for investment securities available-for-sale was computed using average historical cost.

ANALYSIS OF NET INTEREST INCOME (FTE) Comerica Incorporated and Subsidiaries

	Years Ended

	December 31, 2003			December 31, 2002

	Average		Average	Average		Average
(dollar amounts in millions)	Balance	Interest	Rate	Balance	Interest	Rate

Commercial loans	$25,084	$1,037	4.13%	$25,460	$1,198	4.70%
Real estate construction loans	3,540	178	5.04	3,353	193	5.74
Commercial mortgage loans	7,521	403	5.35	6,786	416	6.12
Residential mortgage loans	831	54	6.47	758	54	7.15
Consumer loans	1,515	82	5.41	1,504	98	6.55
Lease financing	1,283	59	4.59	1,242	67	5.37
International loans	2,596	115	4.44	2,988	140	4.70
Business loan swap income	—	285	—	—	361	—

Total loans	42,370	2,213	5.22	42,091	2,527	6.00
Investment securities available-for-sale (1)	4,529	166	3.65	4,360	247	5.74
Short-term investments	1,942	36	1.85	602	27	4.45

Total earning assets	48,841	2,415	4.94	47,053	2,801	5.96
Cash and due from banks	1,811			1,800
Allowance for loan losses	(831)			(739)
Accrued income and other assets	3,159			3,016

Total assets	$52,980			$51,130

Money market and NOW deposits	$17,359	204	1.18	$13,081	192	1.47
Savings deposits	1,571	8	0.50	1,643	16	1.01
Certificates of deposit	8,061	139	1.72	10,376	245	2.36
Foreign office time deposits	618	19	3.15	771	26	3.36

Total interest-bearing deposits	27,609	370	1.34	25,871	479	1.85
Short-term borrowings	550	7	1.20	1,962	37	1.85
Medium- and long-term debt	5,074	109	2.14	5,763	149	2.58

Total interest-bearing sources	33,233	486	1.46	33,596	665	1.98
Noninterest-bearing deposits	13,910			11,841
Accrued expenses and other liabilities	804			809
Common shareholders’ equity	5,033			4,884

Total liabilities and shareholders’ equity	$52,980			$51,130

Net interest income/rate spread (FTE)		$1,929	3.48		$2,136	3.98

FTE adjustment		$3			$4

Impact of net noninterest-bearing sources of funds			0.47			0.57

Net interest margin (as a percentage of average earning assets) (FTE)			3.95%			4.55%

(1)	The average rate for investment securities available-for-sale was computed using average historical cost.

CONSOLIDATED STATISTICAL DATA
Comerica Incorporated and Subsidiaries

	December 31,	September 30,	June 30,	March 31,	December 31,
(in millions, except per share data)	2003	2003	2003	2003	2002

Commercial loans:
Floor plan	$2,731	$2,053	$2,752	$2,715	$2,631
Other	20,243	21,333	22,321	22,498	22,611

Total commercial loans	22,974	23,386	25,073	25,213	25,242
Real estate construction loans:
Real estate construction business line	2,754	2,866	2,959	3,016	2,900
Other	643	630	619	593	557

Total real estate construction loans	3,397	3,496	3,578	3,609	3,457
Commercial mortgage loans:
Commercial real estate business line	1,655	1,574	1,687	1,682	1,626
Other	6,223	6,057	5,920	5,724	5,568

Total commercial mortgage loans	7,878	7,631	7,607	7,406	7,194
Residential mortgage loans	875	844	828	826	789
Consumer loans:
Home equity	1,176	1,110	1,127	1,121	1,128
Other consumer	392	401	369	411	410

Total consumer loans	1,568	1,511	1,496	1,532	1,538
Lease financing	1,301	1,289	1,275	1,273	1,296
International loans	2,309	2,478	2,607	2,710	2,765

Total loans	$40,302	$40,635	$42,464	$42,569	$42,281

Goodwill	$247	$247	$247	$247	$247
Core deposit intangible	1	2	2	2	2
Other intangible assets	1	1	1	1	1
Loan servicing rights	17	16	14	12	11
Deferred mutual fund distribution costs	12	14	15	17	19
Amortization of intangibles (quarterly)	1	—	—	—	1

Tier 1 common capital ratio*	8.06%	7.92%	7.61%	7.47%	7.39%
Tier 1 risk-based capital ratio*	8.73	8.58	8.26	8.12	8.05
Total risk-based capital ratio *	12.72	12.64	12.30	11.73	11.72
Leverage ratio*	10.13	9.54	9.38	9.46	9.29

Book value per share	$29.20	$29.05	$29.02	$28.56	$28.31

Market value per share for the quarter:
High	$56.34	$49.75	$53.58	$46.74	$50.30
Low	46.38	45.28	37.79	37.10	35.20
Close	56.06	46.60	46.50	37.88	43.24

Quarterly ratios:
Return on average common shareholders’ equity	12.33%	12.55%	13.51%	14.13%	16.86%
Return on average assets	1.22	1.16	1.27	1.33	1.57
Efficiency ratio	56.34	55.28	52.02	51.10	51.02

Number of commercial banking offices	360	358	357	352	352
Number of employees — full time equivalent	11,282	11,302	11,479	11,477	11,358

*	December 31, 2003 ratios are estimated

PARENT COMPANY ONLY BALANCE SHEETS
Comerica Incorporated

	December 31,	September 30,	December 31,
(in millions, except share data)	2003	2003	2002

ASSETS
Cash and due from banks	$—	$—	$17
Short-term investments with subsidiary bank	296	199	28
Investment in subsidiaries, principally banks	5,599	5,659	5,421
Premises and equipment	3	3	3
Other assets	262	294	357

Total assets	$6,160	$6,155	$5,826

LIABILITIES AND SHAREHOLDERS’ EQUITY
Commercial paper	$—	$—	$130
Long-term debt	826	836	176
Subordinated debt issued to and advances from subsidiaries	—	—	352
Other liabilities	224	226	221

Total liabilities	1,050	1,062	879

Common stock — $5 par value:
Authorized — 325,000,000 shares
Issued — 178,735,252 shares at 12/31/03, 9/30/03 and 12/31/02	894	894	894
Capital surplus	384	378	363
Accumulated other comprehensive income	74	111	237
Retained earnings	3,973	3,909	3,684
Less cost of common stock in treasury — 3,735,163 shares at 12/31/03, 3,421,888 shares at 9/30/03 and 3,960,149 shares at 12/31/02	(215)	(199)	(231)

Total shareholders’ equity	5,110	5,093	4,947

Total liabilities and shareholders’ equity	$6,160	$6,155	$5,826

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
Comerica Incorporated and Subsidiaries

			Accumulated Other			Total
	Common	Capital	Comprehensive	Retained	Treasury	Shareholders’
(in millions, except share data)	Stock	Surplus	Income	Earnings	Stock	Equity

BALANCE AT JANUARY 1, 2002	$894	$331	$225	$3,448	$(91)	$4,807
Net income	—	—	—	601	—	601
Other comprehensive income, net of tax	—	—	12	—	—	12

Total comprehensive income	—	—	—	—	—	613
Cash dividends declared on common stock ($1.92 per share)	—	—	—	(335)	—	(335)
Purchase of 3,536,300 shares of common stock	—	—	—	—	(210)	(210)
Net issuance of common stock under employee stock plans	—	10	—	(30)	70	50
Recognition of stock-based compensation expense	—	22	—	—	—	22

BALANCE AT DECEMBER 31, 2002	$894	$363	$237	$3,684	$(231)	$4,947

BALANCE AT JANUARY 1, 2003	$894	$363	$237	$3,684	$(231)	$4,947
Net income	—	—	—	661	—	661
Other comprehensive income(loss), net of tax	—	—	(163)	—	—	(163)

Total comprehensive income	—	—	—	—	—	498
Cash dividends declared on common stock ($2.00 per share)	—	—	—	(350)	—	(350)
Purchase of 510,500 shares of common stock	—	—	—	—	(27)	(27)
Net issuance of common stock under employee stock plans	—	(5)	—	(22)	43	16
Recognition of stock-based compensation expense	—	26	—	—	—	26

BALANCE AT DECEMBER 31, 2003	$894	$384	$74	$3,973	$(215)	$5,110